UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                    ________June 28, 1997__________
            Date of Report (Date of earliest event reported)


                ____Golden Triangle Industries, Inc.____
         (Exact name of registrant as specified in its charter)

______Colorado_____________   _______0-8301________     ____25-302097____
State or other jurisdiction   (Commission File No.)       (IRS Employer
   of incorporation)                                         Id. No.)


8504 Sonoma Valley Dr. NE, Albuquerque, New Mexico            87122
(Address of principal executive offices)                   (Zip code)



Registrant's telephone number, including area code (505) 856-5075; fax
857-9993

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 28, 1997, Golden Triangle Industries, Inc. (GTII) sold the Amando No. 1 salt water disposal well and all related fixtures and equipment to TransTexas Gas Corporation (TransTexas) for the cash amount of $786,100.00 This transaction was the result of TransTexas' exercising an option which it held under GTII's original purchase of this facility in 1996. Under that original agreement, TransTexas had an option to repurchase the facility at any time within five years.


On June 30, 1997, GTII purchased the 2881.8 acre Altair Ranch from Parker Brothers & Co. Inc. for the amount of $1,096,100.00 (See Exhibit A) to be paid in cash. The purchase includes all existing materials (See Exhibit
B) located on the land and approximately 90% of the mineral rights. GTII intends to sell off existing land materials and develop storage facilities for oil and gas equipment as well as pursue the possibility of building salt water disposal facilities, which is the main source of revenues for the Company.

Parker Brothers used the land as a source for dirt and gravel supplies for its other businesses. GTII expects to continue this activity to some extent while pursuing other oportunities which management believes the land presents.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit A.    Contract for purchase of land.

Exhibit B.    Agreement as to products included in land purchase.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GOLDEN TRIANGLE INDUSTRIES, INC.


_July 9, 1997__                         __/s/ Ivan Webb_________________
    Date                                Ivan Webb, Chief Financial
                                        Officer

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                                EXHIBIT A




                 FARM AND RANCH EARNEST MONEY CONTRACT
        PROMULGATED BY THE TEXAS REAL ESTATE COMMISSION (TREC)


1.  PARTIES:   PARKER BROTHERS & CO.  INC.   (Seller) agrees to sell and
    convey to  GOLDEN TRIANGLE INDUSTRIES INC.   Buyers and Buyer agrees to
    buyfrom Seller the property described below.

2. PROPERTY: The land situated in COLORADO County Texas described as follows:

    2881.84 ACRES OF LAND OUT OF THE ROLAND THOMPSON SURVEY, A-548, JOHN LOWE SURVEY, A-388 L.E. JONES SURVEY, A-354, B.B. B. & C. RR. CO SURVEY, A-710, AND PUERTA TIERRA IRRIGATION COMPANY SURVEY, A-669, COLORADO COUNTY, TEXAS, RECORDED IN VOL. 285, PAGE 354 OF THE DEED RECORDS OF COLORADO COUNTY, TEXAS.

    or as described on attached exhibit, together with all improvements thereon and all rights, privileges and appurtenances pertaining thereto, including but not limited to: water rights claims aud permits, easements, all rights and obligations of applicable government programs and cooperative or association memberships. Included with the sale are the following items, if any: windmills and tanks, domestic water systems, curtains and rods, draperies and rods, valances, blinds, window shades, screens, shutters, awnings, wall-to-wall carpeting, mirrors fixed in place, ceiling fans, attic fans, mail boxes, television antennae and satellite dish with controls, permanently installed heating and air conditioning units and equipment, window air conditioning units, built-in security and fire detection equipment, lighting and plumbing fixtures, water softener, built-in kitchen equipment, garage door openers with controls, built-in cleaning equipment, all swimming pool equipment, shrubbery, permanently installed outdoor cooking equipment, built-in fireplace screens and all other property owned by Seller and attached to the above described real property.

    The following crops and equipment are included:

    The following property is not included: OLD DRAGLINE, PUMP AND MOTOR ON IRRIGATION WELL

    All property sold by this contract is called the "Property." The Property shall be subject, however, to the following exceptions, reservations, conditions and restrictions (if none, insert "none"):


    A. Minerals, Royalties, and Timber Interests: "All except as listed below in (1) 1)-2)"
        (1) Presently outstanding in third parties:

         1) SUBJECT TO A 17% NON PARTICIPATING ROYALTY INTEREST.
         2) SUBJECT TO 100% MINERAL AND ROYALTY RESERVATION ON
            APPROXIMATELY 150 ACRES BEING THE NORTHERLY PART OF THE B.B.B. & CRR CO. SURVEY, ABSTRACT 725.
        Purchase subject to Buyer's inspection of documentation concerning the 17% non participating royalty interest and approval of the terms of the contract.

        (2) To be additionally retained by Seller:
            NONE

    B.  Mineral Leases:
            NONE

    C.  Surface Leases:
        EXISTING HUNTING AND GRAZING LEASES WILL PASS ON TO BUYER ON CLOSING AND BE PRORATED TO DATE OF CLOSING.

        This offer will expire 5-30-97 5:00 PM unless acceptance is delivered to the buyer by that time or buyer may elect to extend this offer.

    D.  Easements:
           Pipeline, Utility

    E.  Restrictions, Zoning Ordinances or other Exceptions:
           None

    F. In consideration of the non-refundable sum of $10.00 paid by Buyer directly to Seller, independent of any Earnest Money required by the contract, Buyer may terminate this contract by written notice to Seller within 10 days after the receipt of the Commitment or within 30 days after receipt of the Complete Abstract if any exceptions, reservation, condition or restriction is unacceptable to Buyer.

3.  SALES PRICE:
    A.  Cash portion of the Sales Price payable by Buyer on closing
        .......................................................$1,096,100.00
    B. (1)  Sum of all financing described in Paragraph 4...................
        (2) Less : face amount of any lender required stock.................
        (3) Difference between B(1) and B(2)................................
    C.  Sales Price (sum of A and B(3))........................$1,130,000.00
        The Sales Price shall be adjusted based on the survey required by Paragraph 6C, and the number of acres over or under 2881.8 acres shall be multiplied by $0 per acre. The result thereof shall be added to or subtracted from the Sales Price, and the cash amount set out in 3A shall be adjusted accordingly: however, if the amount set out in 3A is to be adjusted by more than 10%, either party may terminate this contract and the Earnest Money shall be refunded to Buyer.

4. FINANCING: The portion of the Sales Price not payable in cash shall be paid as follows: (Check applicable boxes below)
    [ ]A.   ASSUMPTION:
        [ ](1)Buyer shall assume the unpaid principal balance of a first lien promissory note payable to ___________________________dated ___________________, which balance at closing will be $_________
        (including the face amount of any lender required stock). Buyer's initial payment shall be the first payment due after closing.
        [ ](2)Buyer shall assume the unpaid principal balance of a second lien promissory note payable to ___________________ dated __________________, which balance at closing will be $__________
        (including the face amount of any lender required stock). Buyer's initial payment shall be the first payment due after closing.
        If any assumed loan initially required the purchase of lender's stock, the sale of the Property shall include such stock. Buyer's assumption of an existing note includes all obligations imposed by the deed of trust securing the note. If the unpaid principal balance(s) of any assumed loan(s) as of the Closing Date varies from the loan balance(s) stated above, the [ ]cash payable at closing [ ]sales price shall be adjusted by the amount of any variance; provided, if the total principal balance of all assumed loans varies in an amount greater than $500.00 at closing, either party may terminate this contract and the Earnest Money shall be refunded to Buyer unless either party elects to eliminate the excess in the variance by an appropriate adjustment at closing. If the noteholder on assumption requires Buyer (a) to pay an assumption fee in excess of $_____________ in A(1) above or $______ in A(2) above, and Seller declines to pay such excess or (b) and increase in the interest rate to more than _______________% in A(1) above or ______________% in A(2) above, or (c) any other modification of the loan documents, Buyer may terminate this contract and the Earnest Money shall be refunded to Buyer. A vendor's lien and deed of trust to secure assumption shall be required, which shall automatically be released on execution and delivery of a release by noteholder. If Seller is released from liability on any assumed note, the vendor's lein and deed of trust to secure assumption shall not be required.

    NOTICE TO BUYER: The payments, interest rates or other terms of some loans may be adjusted by the lender at or after closing. If you are concerned about the possibility of future adjustments, do not sign the contract without examining the notes and deeds of trust.
    NOTICE TO SELLER: Your liability to pay the note assumed by Buyer will continue unless you obtain a release of liability from the lender. If you are concerned about future liability, you should use the TREC Release of Liability Addendum.

    [ ] B. THIRD PARTY FINANCING:
        [ ](1) A third party first lien note of $ N/A (including the face amount of any lender required stock) payable at N/A intervals for not less than N/A years with the initial interest rate not to exceed N/A% per annum.
        [ ](2) A third party second lien note of $ N/A (including the face amount of any lender required stock) payable at N/A intervals for not less than N/A years with the initial interest rate not to exceed N/A% per annum.

    [ ]C. SELLER FINANCING: A promissory note from Buyer to Seller of
        $________ bearing _____% interest per annum, secured by vendor's and deed of trust liens, in accordance with the terms and conditions set forth in the attached TREC Seller Financing Addendum. If an owner policy of title insurance is furnished, Buyer shall furnish Seller with a mortgagee policy of title insurance.
    [ ]D. CREDIT APPROVAL ON ASSUMPTION OR SELLER FINANCING: Within ______ days after the effective date of this contract, Buyer shall deliver to Seller [ ]credit report [ ]verification of employment, including salary [ ]verification of funds on deposit in financial institutions [ ]current financial statement to establish Buyer's credit-worthiness for assumption approval or seller financing and [ ]___________________________. If Buyer's documentation is not delivered within the specified time, Seller may terminate this contract by notice to Buyer within 5 days after expiration of the time for delivery, and the Earnest Money shall be paid to Seller. If this contract is not so terminated, Seller shall be deemed to have accepted Buyer's credit. If the documentation is timely delivered, and Seller determines in Seller's sole discretion that Buyer's credit is unacceptable, Seller may terminate this contract by notice to Buyer within 5 days after expiration of the time for delivery and the Earnest Money shall be refunded to Buyer. If Seller does not so terminate this contract, Seller shall be deemed to have accepted Buyer's credit. Buyer hereby authorizes any credit reporting agency to furnish to Seller at Buyer's sole expense copies of Buyer's credit reports.
    Within N/A days after the effective date of this contract Buyer shall apply for all third party financing or noteholder's approval of any assumption and shall make every reasonable effort to obtain financing or assumption approval. Financing or assumption approval shall be deemed to have been obtained when the lender has determined that Buyer has satisfied all of lender's financial conditions (those items relating to Buyer's ability to qualify for assumption approval or a loan). If financing (including the face amount of any lender required stock) or assumption approval is not obtained within N/A days after the effective date hereof, this contract shall terminate and the Earnest Money shall be refunded to Buyer. Each note to be executed hereunder shall be secured by vendor's and deed of trust liens.


5. EARNEST MONEY: Buyer shall deposit $100,000.00 as Earnest Money with COLORADO COUNTY ABSTRACT at COLUMBUS TX (Address), as Escrow Agent, upon execution of this contract by both parties. If Buyer fails to deposit the Earnest Money as required by this contract, Buyer shall be in default.

6.  TITLE POLICY, ABSTRACT AND SURVEY:
    [X} A. TITLE POLICY: Seller shall furnish to Buyer at Seller's expense an Owner Policy of Title Insurance (the Title Policy) issued by COLORADO COUNTY ABSTRACT(the Title Company) in the amount of the Sales Price, dated at or after closing, insuring Buyer against loss under the provisions of the Title Policy, subject only to the promulgated exclusions(including existing building and zoning ordinances) and the following exceptions:
        (1) The standard printed exception as to taxes for the current and subsequent assessments for prior years due to changes in land usage or ownership.
        (2) Liens created or assumed as part of the financing described in Paragraph 4.
        (3) Those matters specifically described in Paragraph 2.
        (4) The standard printed exception as to discrepancies, conflicts, shortages in area or boundary lines, encroachments or protrusions, or overlapping improvements.
        (5) The standard printed exception as to marital rights.
        (6) The standard printed exception as to waters, tidelands, beaches, streams and related matters.
    Within 20 days after the Title Company receives a copy of this contract Seller shall furnish Buyer a commitment for Title Insurance (the Commitment) and, at Buyer's expense, legible copies of recorded documents evidencing title exceptions other than those described in Items 6A(1) through (6) above. Seller authorizes the Title Company to deliver the Commitment and related documents to buyer at Buyer's address shown below. If the Commitment or Complete Abstract are not delivered to Buyer within the specified time, the time for delivery shall be automatically extended up to 15 days. Buyer shall have 10 days after the receipt of the Commitment required by this contract to object in writing to matters disclosed in the Commitment other than those matters described in Items 6A(1) through (6) above.
    [ ]B. ABSTRACT OF TITLE: Within 30 days after the Abstract Company receives a copy of this contract, Seller shall furnish to Buyer at Seller's expense an Abstract of Title certified by abstract company(a) from the sovereignty to the effective date of this contract (Complete Abstract) and (b) supplemented to the Closing Date (Supplemental Abstract). The Complete Abstract and Supplemental Abstract shall be examined at Buyer's expense by an attorney selected by Buyer. Buyer shall have 30 days after the receipt of the Complete Abstract required by the contract to object in writing to matters disclosed in the Complete Abstract. However, matters specifically described in Paragraph 2 shall not be recited as objections to title.

    [ ]C. SURVEY REQUIRED: (Check one box only)
        [ ](1) Within _______ days after Buyer's receipt of a survey plat
        furnished to a third-party lender at the expense of    [ ]Buyer [ ]
        Seller, Buyer may object in writing to any matter shown on the plat which constitutes a defect or encumbrance to title.
        [ ](2) Within _______ days after the effective date of this contract, Buyer may object in writing to any matter which constitutes a defect or encumbrance to title shown on a survey plat
        obtained by Buyer at the expense of [ ] Buyer     [ ] Seller.

        The survey shall be made by a Registered Professional Land Surveyor acceptable to the title company and any lender. The plat shall (a) identify the Property by metes and bounds or platted lot description; (b) show that the survey was made and staked on the ground with corners permanently marked; (c) set forth the dimensions and total area of the property; (d) show the location of all improvements, highways, streets, roads, railroads, rivers, creeks or other waterways, fences, easements and rights of way on the Property with all easements and rights of way referenced to their recording information; (e) show any discrepancies or conflicts in boundaries, any visible encroachments, and any portion or the Property lying within the 100 year floodplain as shown on the current Federal Emergency Management Agency map' and (f) contain the surveyor's certificate that the survey as shown by the plat is true and correct.
        [X](3) Within ________ days after the effective date of this contract, Buyer may object in writing to any matter which constitutes a defect or encumbrance to title shown on Seller's existing survey plat of the Property dated ______________, 19____. The plat [ ] shall [X] shall not be recertified to a date subsequent to the effective date of this contract at the expense of
        [ ] Buyer [X] Seller.

        Utility easements created by the dedication deed and plat of the subdivision in which the Property is located shall not be a basis for objection.
    Buyer's failure to object under 6A, 6B, or 6C within the time allowed shall constitute a waiver of Buyer's right to object; except that the requirements in Schedule C of the Commitment shall not be deemed to have been waived. If objections are made by Buyer, or any third party lender, Seller shall cure the objections within 20 days after the date Seller receives them and the Closing Date shall be extended as necessary. If objections are not cured by the extended Closing Date, this contract shall terminate and the Earnest Money shall be refunded to Buyer unless Buyer elects to waive the objections.
    NOTICE TO SELLER AND BUYER:
    (1) Broker advises Buyer to have an Abstract covering the Property examined by an attorney of Buyer's selection, or Buyer should be furnished with or obtain a Title Policy. If a Title Policy is furnished, the Commitment should be promptly reviewed by an attorney of Buyer's choice due to the time limitations on Buyer's right to object.
    (2) If the Property is situated in a utility or other statutorily created district providing water, sewer, drainage, or flood control facilities and services, Chapter 50 of the Texas Water Code requires Seller to deliver and Buyer to sign the statutory notice relating to the tax rate, bonded indebtedness, or standby fee of the district prior to final execution of this contract.

    (3) Eligibility for government farm program benefits may depend upon compliance with a soil conservation plan for the Property. Buyer is advised to determine whether the property is subject to and in compliance with a plan before signing this contract.
    (4) Buyer is advised that the presence of wetlands, toxic substances including lead-based paint or asbestos and wastes or other environmental hazards or the presence of a threatened or endangered species or its habitat may affect Buyer's intended use of the Property. If Buyer is concerned about these matters, an addendum either promulgated by TREC or required by the parties should by used.
    (5) If the Property adjoins and shares a common boundary with the tidally influenced submerged lands of the state, Section 33.135, Texas Natural Resources Code, requires a notice regarding coastal area property to be included in the contract. An addendum either promulgated by TREC or required by the parties should be used.

7.  PROPERTY CONDITION:
    A.  REQUIRED REPAIRS OR INSPECTIONS.  (Check one box only):
        [X](1) Buyer accepts the Property in its present condition. Buyer shall pay for any repairs designated by a lender.
        [ ](2) Buyer requires the completion of any repairs designated by a lender and the following repairs: ___________________
        [ ](3) Buyer requires the completion of any repairs designated by a lender and any repairs designated by Buyer after an inspection pursuant to the attached Property Condition Addendum. Buyer shall pay for inspections, reinspections, reports and certificates.
    B. PAYMENT FOR TREATMENT OR REPAIRS. Subject to the limitations set out below, Seller shall pay for any treatment or repairs required by the contract, any lender and nay Property Condition Addendum. Seller is not obligated to pay more than $0.00 for treatment and repairs resulting from termites and other wood destroying insects or to pay more than $0.00 for all other repairs. Seller shall also pay for turning utilities on for inspections and reinspections.
    C. BUYER'S CHOICES. After Seller receives all inspection reports and repair designations made by Buyer or any lender pursuant to 7A(2) or 7A(3), Seller shall notify Buyer within 7 days (1) as to the cost of all required treatment and repairs and (2) whether Seller will pay the costs that exceed the amounts in 7B. If Seller notifies Buyer that Seller will not pay the excess costs, Buyer may
        (1) pay the excess costs (2) accept the Property with the costs of treatment and repairs not to exceed the amounts in 7B (if permitted by any lender), or (3) terminate this contract and the Earnest Money shall be refunded to Buyer. Buyer shall notify Seller of Buyer's choice within 5 days after the Buyer is notified Seller will not pay the excess costs. If Seller does not notify Buyer, Buyer shall notify Seller of Buyer's choice of the three alterna-tives provided above within 12 days after Seller receives all inspection reports and repair designations from Buyer and any lender. If Buyer does not notify Seller of Buyer's choice within the specified time, Buyer shall accept the Property repairs limited to the amounts stated in 7B. If the total cost of required treatment and repairs exceeds 5% of the Sales Price and Seller agrees to pay the total cost, Buyer may (1) accept the Property with all required treatment and repairs, or (2) terminate this contract and the Earnest Money shall be refunded to Buyer. Buyer shall notify seller of Buyer's choice within 5 days after Seller notified Buyer that Seller will pay all costs of treatment and repair. If Buyer does not notify Seller of Buyer's choice within the specified time Buyer shall accept the Property with all required treatment and repairs.
    D. COMPLETION OF TREATMENT OR REPAIRS. Seller shall complete all required or agreed treatment and repairs prior to the Closing Date. If Seller fails to complete any required or agreed treatment or repairs, Buyer may do so; Seller shall be liable for the cost up to the maximum agreed amount which shall be deducted from the sales proceeds or collected from Seller at closing if necessary. Buyer may also exercise applicable remedies provided in Paragraph 15.

8. BROKER'S REPRESENTATION AND FEES: John Daugherty Realtors (Listing Broker) represents [X] Seller only [ ] Seller and Buyer. Any other broker represents:
    [ ] Seller as Listing Broker's subagent; or
    [X] Buyer only as Buyer's agent.
        Seller shall pay Listing Broker: (check A or B)
    [X] A. The fee specified by separate agreement between Listing Broker and Seller; OR
    [X] B. If there is no separate agreement, a total cash fee of either
        $__________ or 6% of the total Sales Price in County of closing County, Texas on closing of this sale, or on termination of this contract except as permitted by its terms, or if the closing is prevented by Seller's default. Upon Buyer's default, Escrow Agent is authorized to pay Listing Broker one-half of any Earnest Money which Seller receives under Paragraph 15, not to exceed the amount of the cash fee.

9. CLOSING: The closing of the sale shall be on or before June 30,1997, or within 7 days after objections to title have been cured, whichever date is later (the Closing Date); however, if financing or assumption approval has been obtained pursuant to Paragraph 4, the Closing Date shall be extended up to 15 days only if necessary to comply with lender's closing instructions (for example, survey, insurance policies, property repairs, closing documents). If either party fails to close this sale by the Closing Date, the non-defaulting party shall be entitled to exercise the remedies contained in Paragraph 15. At closing Seller shall furnish tax statements showing no delinquent taxes, a Supplemental Abstract when applicable, and a General Warranty Deed conveying good and indefeasible title showing no additional exceptions to those permitted in Paragraph 6.

10. POSSESSION: Seller shall deliver possession of the Property to Buyer on closing and funding in its present or repaired condition, subject to the dollar limitations of Paragraph 7, ordinary wear and tear excepted. Any possession by Buyer prior to closing or by Seller after closing that is not authorized by a temporary lease form promulgated by TREC or required by the Parties shall establish a landlord-tenant at sufferance relationship between the Parties. Consult your insurance agent prior to change of possession as coverage may be limited or terminated.

11. SPECIAL PROVISIONS: [Insert only factual statements and business details applicable to this sale. A licensee shall not add to a promulgated earnest money contract form factual statements or business details for which a contract addendum, lease or other form has been promulgated by TREC for mandatory use. 22 TAC Section 537.11(d).]

            "Title to be conveyed by special warranty deed."



12. SALES EXPENSES: To be paid in cash at or prior to closing:
    A.  Appraisal fees shall be paid by N/A.
    B. The total of the loan discount and buydown fees shall not exceed N/A% of the loan of which Seller shall pay the first N/A% of the loan and Buyer shall pay the remainder.
    C. Seller's Expenses: Releases of existing liens, including prepayment penalties and recording fees; release of Seller's loan liability; tax statements or certificates; preparation of deed; one-half of escrow fee; and other expenses stipulated to be paid by Seller under other provisions of this contract.
    D. Buyer's Expenses: Loan application, origination and commitment fees; loan assumption costs; preparation and recording of deed of trust to secure assumption; lender required expenses incident to new loan(s): (for example, PMI premium, preparation of loan documents, recording fees, tax service and research fees, warehouse or underwriting fees, copies of restrictions and easements, amortization schedule, premiums for mortgagee title policies and endorsements required by lender, credit reports, photos); required premiums for flood and hazard insurance; required reserve deposit for insurance premiums and ad valorem taxes; interest on all monthly installment payment notes from date of disbursements to one month prior to dates of first monthly payments; one-half of escrow fee; and other expenses stipulated to be paid by Buyer under other provisions of this contract.
    E. If any sales expense exceeds the amount stated in this contract to be paid by either party, either party may terminate this contract unless either party agrees to pay such excess. In no event shall Buyer pay charges and fees expressly prohibited by government loan program regulations.

13. PRORATIONS AND ROLLBACK TAXES:
    A. PRORATIONS: Insurance (at Buyer's option) if a transfer is permitted by the insurance carrier, interest on any assumed loan, current taxes, and any rents shall be prorated through the Closing Date.
        If the amount of ad valorem taxes for the year in which the sale is closed is not available on the Closing Date, proration of taxes shall be made on the basis of taxes assessed in the previous year.

    B. ROLLBACK TAXES: If this sale or Buyer's use of the Property after closing results in the assessment of additional taxes for periods prior to closing, the additional taxes shall be the obligation of Buyer. If Seller's change in use of the Property prior to closing or denial of a special use valuation on the Property claimed by Seller results in the assessment of additional taxes for periods prior to closing, the additional taxes shall be the obligation of Seller. Obligations imposed by this paragraph shall survive closing.

14. CASUALTY LOSS: If any part of the Property is damaged or destroyed by fire or other casualty loss, Seller shall restore the Property to its previous condition as soon as reasonably possible, but in any event by the Closing Date. If Seller is unable to do so without fault, Buyer may either (a) terminate this contract and the Earnest Money shall be refunded to Buyer (b) extend the time for performance up to 15 days and the Closing Date shall be extended as necessary or (c) accept the Property in its damaged condition and accept an assignment of insurance proceeds. Provisions of the Texas Property Code to the contrary shall not apply.

15. DEFAULT: If Buyer fails to comply with this contract, Buyer shall be in default. Seller may either (a) enforce specific performance, seek such other relief as may be provided by law, or both, or (b) terminate this contract and receive the Earnest Money as liquidated damages, thereby releasing the parties from this contract. If Seller is unable without fault to make any non-casualty repairs or deliver the Commitment or the Complete Abstract within the time allowed, Buyer may either terminate this contract and receive the Earnest Money as the sole remedy or extend the time for performance up to 15 days and the Closing Date shall be extended as necessary. If Seller fails to comply herewith for any other reason, Seller shall be in default and Buyer may either (a) enforce specific performance, seek such other relief as may be provided by law, or both, or (b) terminate this contract and receive the Earnest Money, thereby releasing both parties from this contract.

16. ATTORNEY'S FEES: If Buyer, Seller, Listing Broker, Other Broker or Escrow Agent is a prevailing party in any legal proceeding brought under or with relation to this contract, such party shall be entitled to recover from the non-prevailing parties all costs of such proceeding and reasonable attorney's fees.

17. ESCROW: The Earnest Money is deposited with Escrow Agent with the understanding that Escrow Agent is not (a) a party to this contract and does not have any liability for the performance or non-performance of any party to this contract, (b) liable for interest on the Earnest Money or (c) liable for any loss of Earnest Money caused by the failure of any financial institution in which the Earnest Money has been deposited unless the financial institution is acting as Escrow Agent. If either party makes demand for the payment of the Earnest Money, Escrow Agent has the right to require from all parties and brokers a written release of liability of Escrow Agent for disbursement of the Earnest Money. Any refund or disbursement of Earnest Money under this contract shall be reduced by the amount of unpaid expenses incurred on behalf of the party receiving the Earnest Money, and Escrow Agent shall pay the same to the creditors entitled thereto. At closing, the Earnest Money shall be applied first to any cash down payment, then to Buyer's closing costs and any excess refunded to Buyer. Demands and notices required by this paragraph shall be in writing and delivered by hand delivery or by certified mail, return receipt requested.

18. REPRESENTATIONS: Seller represents that as of the Closing Date (a) there will be no liens, assessments, Uniform Commercial Code or other security interests against the Property which will not be satisfied out of the Sales Price unless securing payment of any loans assumed by Buyer and (b) assumed loans will be without default. If any representation in this contract is untrue on the Closing Date, this contract may be terminated by Buyer and the Earnest Money shall be refunded to Buyer. All representations contained in this contract and an agreement for mediation shall survive closing.

19. NOTICES: All notices shall be in writing and effective when mailed to or hand-delivered at the addresses shown below.

20. FEDERAL TAX REQUIREMENT: If Seller is a "foreign person", as defined by applicable law, or if Seller fails to deliver an affidavit that Seller is not a "foreign person", then Buyer shall withhold from the sales proceeds and amount sufficient to comply with applicable tax law and deliver the same to the Internal Revenue Service, together with appropriate tax forms. Internal Revenue Service regulations require filing written reports if cash in excess of specified amounts is received in the transaction.

21. DISPUTE RESOLUTION: It is the policy of the State of Texas to encourage the peaceable resolution of disputes through alternative dispute resolution procedures. The parties are encouraged to use an addendum approved by TREC to submit to mediation disputes which cannot be resolved in good faith through discussion.

22. AGREEMENT OF PARTIES: This contract contains the entire agreement of the parties and cannot be changed except by their written agreement.
    Addenda which are a part of this contract are (list):

                       ADDENDUM "A"

23. CONSULT YOUR ATTORNEY: Brokers cannot give legal advice, This is intended to be a legally binding contract. READ IT CAREFULLY. If you do not understand the effect of this contract, consult your attorney BEFORE signing.


Buyer's Attorney. ______________________________________


Seller's Attorney  ______________________________________


EXECUTED in multiple originals the __30___day of ____June______, 1997 (The Effective Date). (Broker: Fill in the date of final acceptance and the parties' addresses)


/s/  Kenneth Owens C.E.O.                  /s/ Bob Ferris, President
Buyer: GOLDEN TRIANGLE INDUSTRIES, INC.    Seller: PARKER BROTHERS & CO, INC.

8504 Sonoma Valley N.E.
Albuquerque, NM                                       505-856-5075
Buyer's Address                                       Phone number




__________________________                             713-923-4070
Seller's Address                                       Phone number

        The form of this contract has been approved by the Texas
         Real Estate Commission. Such approval relates to this contract form only. No representation is made as to the legal validity or adequacy of any provision in any specific transaction. It is not suitable for complex transactions. Extensive riders or additions are not to be used. (10-93) TREC NO. 25-1. This form replaces TREC NO. 25-0.



                       AGREEMENT BETWEEN BROKERS


Listing Broker agrees to pay MOUNTAIN MEADOW REALTY, Other Broker, a fee of 3% of the total sales price when the Listing Broker's fee is received. Escrow Agent is authorized and directed to pay Other Broker from Listing Broker's fee at closing.

MOUNTAIN MEADOW REALTY   NMRL # 129131    JOHN DAUGHERTY REALTORS   0270095
Other Broker             License No.      Listing Broker           License No.

By: ____ /s/ Deborah Essary____       By: ____/s/ Robert W. Fischer_____

DEBORAH ESSARY                         ROBERT W. FISCHER
715 CALIFORNIA ST.                     100 HIGHWAY 290 WEST
                    505-835-0200       BRENHAM TX 77833
Other Broker's Address & Phone No.     Listing Broker's Address & Phone No.



                                RECEIPT

Receipt of [ ] Contract and [ ] $___________ Earnest Money in the form of ___________ is acknowledged.

Escrow Agent: _____________________ By: __________________________________
Date: __________________, 19_______   __________________________________
                                      Address
                                      _________________________________
                                      City     Texas     Zip Code


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

                                EXHIBIT B


GENERAL CONTRACT - PRODUCTS


Agreement to be concluded on June 30, 1997, between Parker Brothers & Co., Inc., of P.O. Box 107, Houston, Texas 77001 ("Seller"), and Golden Triangle Industries, Inc., of P.O. Box 22010, Albuquerque, New Mexico 87154 ("Buyer"). This is to serve in consideration of the agreement to purchase the Altair Ranch for the cash portion of the sales price of $1,096,100.

1. ITEMS PURCHASED. For value received and other consideration, the Seller agrees with the Buyer to provide the Buyer the following products ("Goods") in accordance with the terms and conditions of this Contract:

Description                        Quantity  Unit Price     Total Price
Barn (15,000 Square Feet)          1         $35,000.00     $35,000.00

Hunting Cabin / Storage House      1          $7,500.00      $7,500.00

Fencing (nine miles) & gates       N/A       $19,000.00     $19,000.00

Corrals (one), Windmill (one) &
  Water wells (three)              N/A       $10,000.00     $10,000.00

Irrigation well (2000 gallon per
  minute), electric service &
  associated piping                N/A       $20,000.00     $20,000.00

Main water storage pit (10 acres)
  & cat fish ponds (approximatly
  20 acres)                        N/A       $25,000.00     $25,000.00

Concrete culverts (square & round) N/A       $20,000.00     $20,000.00

Main butler building, electric
  crane, concrete pads, offices
  and electric service             N/A       $65,000.00     $65,000.00

Truck scale, scale house, offices
  and electric services            N/A       $25,000.00     $25,000.00

3-phase 12,000 volt power line
  within ranch boundary            N/A       $60,000.00     $60,000.00

Transformers (8 sets of 12,000,
  -440 volt), moveable platform
  and/or poles                     N/A       $22,000.00     $22,000.00

Sand & gravel equipement, shakers
  and conveyers                    N/A       $55,000.00     $55,000.00

Concrete wash pit / sand bend      N/A       $20,000.00     $20,000.00


Main lake (approximately 15 acres),
  dams and overflow piping valves  N/A       $35,000.00     $35,000.00

Floating pump platforms, 11/2 mile
  of 8 - 12 inch steel piping      N/A       $15,000.00     $15,000.00

400,000 cubic yards of sand/gravel
  and topsoil ramped and ready for
  resale @ $0.50 a cubic yard      N/A      $200,000.00    $200,000.00
                                                           ___________
     Total Price:                                          $633,500.00


2. TITLE/RISK OF LOSS. Upon receipt of the cash portion of the sales price of $1,096,100 from Buyer to Seller.

3. PAYMENT. Payment shall be made to Seller, P.O. Box 107, Houston , Texas 77001, on or before June 30, 1997.

If the Buyer should fail to make any of the payments set out in the above schedule, the Seller at its option may treat the Buyer's failure to pay as a material breach of this Contract, and may terminate this Contract and/or seek legal remedies.

4. DELIVERY. Time is of the essence in the performance of this Contract. Seller, on or before June 30, 1997, will make Goods available to the Buyer at the Altair Ranch (approximately 45 minutes from Houston, Texas).

5.  WARRANTIES.  Goods are sold on an "AS IS" basis.

6. CONFIDENTIALITY. Both parties acknowledge that during the course of this Contract, each may obtain confidential information regarding the other party's business. Both parties agree to treat all such information and the terms of this Contract as confidential and to take all reasonable precautions against disclosure of such information to unauthorized third parties during and after the term of this Contract. Upon request by an owner, all documents relating to the confidential information will be returned to such owner.

7. AMENDMENT. This Contract may be modified or amended if the amendment is made in writing and is signed by both parties.

8. SEVERABILITY. If any provision of this Contract shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Contract is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

9. WAIVER OF CONTRACTUAL RIGHT. The failure of either party to enforce any provision of this Contract shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Contract.

10. APPLICABLE LAW. This Contract shall be governed by the laws of the State of Texas.

The parties have executed this Contract in Houston, Texas, the day and year above written.

Buyer:
Golden Triangle Industries, Inc.


By:  _/s/ Kenneth Owens__________________________________
     Golden Triangle Industries,  Inc.
     Kenneth Owens (CEO / President)


Seller:
Parker Brothers & Co., Inc.



By:  __/s/ Bob Ferris____________________________________
     Parker Brothers & Co., Inc.
     Bob Ferris (CEO) or Fred Herring (Chairman of the Board)